LAW OFFICES

RONNY J. HALPERIN, P.A.

17961 BISCAYNE BOULEVARD, SUITE B-1
AVENTURA, FLORIDA 33160

December 19, 2011

Board of Directors
Energy Telecom, Inc.

Re: Resignation as Chief Financial Officer

Dear Members of the Board,

I hereby submit my resignation as CFO of Energy Telecom, Inc. Because of the requirements of my legal practice, I can no longer devote the time necessary to be effective as CFO. It has been my honor to serve the Company and I wish it, and all involved with Energy Telecom, much success in the future.

Sincerely,

RONNY J. HALPERIN, P.A.

Ronny J. Halperin

RJH/dms